UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ABRAHAM FORTRESS FUND

(Class I: FORTX)

(Class K: FORKX)

ANNUAL REPORT

JUNE 30, 2023

Abraham Fortress Fund

A series of Investment Managers Series Trust II

Table of Contents

Letter to Shareholders (unaudited)	1
Fund Performance (unaudited)	5
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	18
Consolidated Statement of Operations	19
Consolidated Statements of Changes in Net Assets	20
Consolidated Financial Highlights	21
Notes to Consolidated Financial Statements	23
Report of Independent Registered Public Accounting Firm	40
Supplemental Information (unaudited)	41
Expense Example (unaudited)	46

This report and the financial statements contained herein are provided for the general information of the shareholders of the Abraham Fortress Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.abrahamtrading.com

Salem Abraham, President	July 1, 2023

Abraham Trading Company

2nd & Main St, Canadian, TX 79014

Fellow Investors,

The ﬁrst six months of 2023 were a period of easy money for investors. Bonds were up and stocks soared. Both drove returns higher for the Fortress Fund, and the diversifying strategies in the fund helped as well, although less dramatically. A rising tide lifts all boats. In past letters and webinars, we’ve discussed the effects of inﬂation on stock prices and earnings. When the price of everything in Walmart goes up 20% and expenses in Walmart go up 20%, the bottom line net income will also go up 20%. This increase in earnings will naturally inﬂate the nominal value of the stock market. Again, I would encourage you to study Argentina and the Argentine stock market. I propose that the proper measure of inﬂation in Argentina is the devaluation of the Argentine peso versus the US dollar. When countries don’t want to talk about severe inﬂation, they go to great lengths to hide it. However, currency exchange rates reveal the truth. When you study Argentina, you will ﬁnd they experienced 40-50% inﬂation annually and a stock market that increased by 40-50% annually over the past 12 years. That’s why the stock market can move in the right direction without you feeling richer, given all the price increases around you. So don’t forget that inﬂation can drive stocks up. A roaring stock market can actually be driven by the value of your currency going DOWN, rather than stocks becoming more valuable.

Very few people talk about this, but our team is in the business of thinking about what’s next. Short-term, it’s difﬁcult to say whether or not a currency crisis is looming. The US is lucky enough to beneﬁt from somewhat of a halo effect, with many foreign investors still deferring to the dollar for protection and safety. However, I believe that’s only because the dollar has been the least dirty shirt. The last year has proven that eventually even a “safe currency” country can’t outrun its own fundamentals. Other countries have walked this road before, and they got there because of a lack of ﬁnancial discipline. Without a signiﬁcant change at the policy level, we’ll eventually ﬁnd out what’s at the end.

Additionally, US sanctions on Russia have demonstrated to the broader world that America and Europe aren’t afraid to weaponize the global banking system. As a result, some countries have chosen to avoid US dollars altogether, negotiating deals in other currencies to avoid wading into international disputes. Like I always tell my kids, the world is built in a circle. There seems to be a growing risk of the dollar being carved out of the game, an “Anti-Dollar Drive” pushed by China, Russia, India, Brazil, Iran, and even France.

Like world reserve currencies before it, the US Dollar will have its time in the sun and will eventually fall out of favor. Interestingly, there have been 6 world reserve currencies over the last 600 years: Portuguese Real (1450-1530), Spanish Real (1530-1640), Dutch Guilder (1640-1720), French Livre (1720-1815), British Pound (1815-1920), and the US Dollar (1921 to today). The average world reserve currency span is 94 years. The Dollar is at year 102. The US economy’s piece of the global GDP pie has been slowly shrinking for decades. Of course, there isn’t a clear alternative to the Dollar, which may prevent its demise temporarily. However, its position in the global economy is more tenuous than ever before, and that long term risk isn’t abating. We don’t believe cryptocurrencies are the answer in their current form, but they are certainly a reﬂection of the desire for something different.

The sun will rise regardless of who holds the world reserve currency, so don’t stress about it. The British have done ﬁne since they were dethroned. It’s just another interesting piece of today’s ﬁnancial puzzle, and inﬂation, currencies, and banking systems are certainly driving the narrative this year.

Going into Q3, our portfolio allocations are as follows: 1) Stock exposure sits at 50%. This still includes a heavier weighting to utilities. 2) Fixed income exposure has been increased back to 20%, with an 8-year duration. 3) Diversifying strategies remain at about 20% cash exposure but about 35% notional exposure. This includes a 10% notional long allocation to gold futures.

In investing, there are one hundred things to worry about. The important thing is to focus on the ones that can kill your portfolio, then build your portfolio with those things in mind. The Fortress Fund is that principle in practice. What you see in the fund is our belief in broad diversiﬁcation, non correlated investments, and thoughtful preparation. 1) Don’t have all your eggs in one basket. 2) Don’t have all your baskets on the same continent. 3) Study market storms. 4) Acknowledge that market storms will always come along, and that sometimes, they will be things you never imagined (wars, earthquakes, ﬁnancial crisis, 9/11, pandemics). Some level of paranoia is smart. In order to prepare for anything, try to imagine everything.

People assume our job is stressful because we deal with unknown, extreme events. I think they overlook the peace that comes from constructing a portfolio that doesn’t rely on fair weather days and certainty. When you have a lifeboat, it’s easier to feel calm in the storm (although it certainly hasn’t saved us from drowning in analogies). Wishing you all the best in the months ahead.

Sincerely,

Salem Abraham, President

MAIN OFFICE	BRANCH OFFICE
124 Main Street	319 Main Suite
Moody Building, Suite 200	Suite 300
Canadian, Texas 79014	Carbondale, Colorado 81623
(806) 323-8000	(970) 305-5000

Fortress Fund Returns¹ – reﬂects Class K Shares fees, as of 06/30/23

	QTD	YTD	1-Year	3-Year	Since Incept (07/26/18 to 06/30/23)
Fortress Class K	5.27%	8.86%	6.32%	6.49%	6.32%
70/30 Portfolio²	4.06%	10.30%	11.20%	6.50%	5.74%
MSCI ACWI³	6.18%	13.93%	16.53%	10.99%	7.49%
U.S. Aggr. Bond⁴	-0.84%	2.09%	-0.94%	-3.96%	0.80%

Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will ﬂuctuate; therefore, you may have a gain or loss when you sell your shares. Current performance may be higher or lower than the performance data quoted. For the most recent month-end performance information, please visit our website at www.abrahamtrading.com. Performance ﬁgures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses unless otherwise noted. An investment of this nature is subject to a risk of loss.

Returns over one year are annualized. The Gross Expense Ratio of Class K Shares is 1.32%, and the Net Expense Ratio is 0.65%. The Fund has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.65% for K shares, effective until 10/31/23. ¹Performance between 7/26/2018 and 10/13/2021 is from the Abraham Fortress Fund, LP, a Delaware Limited Partnership (the “Predecessor Fund”). Performance beginning on 10/14/2021 is for the Abraham Fortress Fund, an SEC-registered open-end mutual fund (the “Fund”). The Fund’s objectives, policies, guidelines, and restrictions are materially equivalent to those of the Predecessor Fund. The Fortress Fund, LP performance reﬂects proprietary performance from 7/26/2018 through 04/30/2021, when Salem Abraham’s proprietary investments represented over half of the fund’s assets. ²70/30 Portfolio uses 70% MSCI ACWI Index and 30% Bloomberg US Aggregate Bond Index, and its statistics used in the tables above reﬂect no deductions for fees, expenses, or taxes. ³MSCI ACWI is the MSCI ACWI Index (All Country World Index), a free ﬂoat-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Its statistics used in the tables above reﬂect no deductions for fees, expenses, or taxes. ⁴US Aggregate Bond is the Bloomberg US Aggregate Bond Index, a broad-based ﬂagship benchmark that measures the investment grade USD-denominated ﬁxed-rate taxable bond market, and its statistics used in the tables above reﬂect no deductions for fees, expenses, or taxes.

Fortress Fund¹ Volatility Comparisons – reﬂects Class K Shares fees

Volatility*(Standard Deviation)	Fortress Fund¹	70/30 Portfolio²	MSCI ACWI Index³	U.S. Aggregate Bond Index⁴
1-Year(06/30/22 – 06/30/23)	9.37%	11.88%	15.73%	7.83%
Since Inception(07/26/2018 – 06/30/23)	9.01%	13.29%	17.88%	5.48%

The information provided in the table below reﬂects volatility statistics, not performance statistics of the fund and its benchmarks.

Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will ﬂuctuate; therefore, you may have a gain or loss when you sell your shares. Current performance may be higher or lower than the performance data quoted. For the most recent month-end performance information, please visit our website at www.abrahamtrading.com. Performance ﬁgures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses unless otherwise noted.

*Volatility is a statistical measure of the dispersion of returns for a given security or market index. 1-Year Volatility is annualized based on the last 255 trading days. Since Inception Volatility is annualized based on monthly returns. ¹The Fortress Fund includes the performance of the Abraham Fortress Fund, LP (the “Predecessor Fund”) from 07/26/2018 to 10/13/2021, and the performance of the current Fortress mutual fund from 10/14/2021 to present. The Fortress Fund performance includes proprietary performance of the Predecessor Fund from 07/26/2018 to 4/30/2021, when Salem’s proprietary assets were 50% or more of the Predecessor Fund’s assets. ²70/30 Portfolio uses 70% MSCI ACWI Index and 30% Bloomberg US Aggregate Bond Index, and its statistics used in the tables above reﬂect no deductions for fees, expenses, or taxes. ³MSCI ACWI is the MSCI ACWI Index (All Country World Index), a free ﬂoat-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Its statistics used in the tables above reﬂect no deductions for fees, expenses, or taxes. ⁴US Aggregate Bond Index is the Bloomberg US Aggregate Bond Index, a broad-based ﬂagship benchmark that measures the investment grade USD-denominated ﬁxed-rate taxable bond market, and its statistics used in the tables above reﬂect no deductions for fees, expenses, or taxes.

DEFINITIONS

Futures – Futures are derivative ﬁnancial contracts that obligate parties to buy or sell an asset at a predetermined future date and price. The buyer must purchase or the seller must sell the underlying asset at the set price, regardless of the current market price at the expiration date. Underlying assets include physical commodities and ﬁnancial instruments. Futures can be used for hedging or trade speculation.

Duration – Duration is a measurement in years that describes a bond’s interest rate risk and considers a bond’s maturity, yield, coupon, and call features.

RISKS OF INVESTING

There is no guarantee that any investment will achieve its goals and generate proﬁts or avoid losses. Investors should carefully consider investment objectives, risks, charges, and expenses of the investment company and the Abraham Fortress Fund before investing. Diversiﬁcation does not assure a proﬁt nor protect against loss in a declining market.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities involve credit risk and typically decrease in value when interest rates rise. Investments in lower rated and non rated securities involve greater risk. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage which may cause the effect of an increase or decrease in the value of the portfolio securities to be magniﬁed and the Fund to be more volatile than if leverage was not used. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liability and greater volatility than large-cap companies. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, ﬁnancial, and political factors. The price of gold may ﬂuctuate sharply over short periods of time, even during periods of rising prices. Full descriptions of risk factors can be found in the fund’s prospectus at this link.

Shares of the Fund are only offered by current prospectus and are intended solely for persons to whom shares of the US registered funds may be sold. This document shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of the Fund in any jurisdiction in which such offer, solicitation, or sale would be unlawful. The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this information. Any representation to the contrary is a criminal offense. There can be no assurance that the Fund will achieve its investment objectives. Before you decide to invest in the Fund, carefully consider these risk factors (described in the prospectus at this link), which may cause investors to lose money:

➢	Government-sponsored entities risk
➢	Foreign sovereign risk	➢	Cybersecurity risk
➢	Interest rate risk	➢	Limited operating history
➢	Market risk	➢	Asset segregation risk
➢	Equity risk	➢	Subsidiary risk
➢	Fixed income securities risk	➢	Recent market events
➢	Indirect fees and expenses risk	➢	Currency risk
➢	Tax risk	➢	ETF risk
➢	Leveraging risk	➢	Gold risk
➢	Derivatives risk	➢	Government-sponsored entities risk

The Abraham Fortress Fund is distributed by IMST Distributors, LLC, a FINRA/SIPC member. Abraham Trading, LP, is not afﬁliated with IMST Distributors, LLC. The information presented in these materials is for general information purposes only and does not constitute an offer, subscription, recommendation, or solicitation to invest in either the Abraham Fortress Fund, LP (“Predecessor Fund”) or the Abraham Fortress Fund mutual fund (the “Fund”). The information in this document should not be relied upon independent of the Abraham Fortress Fund prospectus, which has important information regarding the Fund. While the information given is believed to be complete and accurate, we cannot guarantee their completeness or accuracy. As a term and condition of your use of this report, you expressly hold harmless and waive any claim you have or may have as a result of any of the information and statistics in this report provided by third parties being incomplete or inaccurate. The information may not in all cases be current, and it is subject to continuous change. Accordingly, you should not rely on any of the information contained in these materials as authoritative or a substitute for the exercise of your own skill and judgment in making any investment or other decision.

Abraham Fortress Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

The Fund acquired the assets and liabilities of the Abraham Fortress Fund, LP (the “Predecessor Fund”), a Delaware limited partnership, on October 13, 2021.

This graph compares a hypothetical $25,000 investment in the Fund’s Class K shares on July 26, 2018, the Predecessor Fund’s inception date, with a similar investment in the MSCI ACWI Index, the Bloomberg U.S. Aggregate Bond Index and the 70/30 Blended Index. The performance graph above is shown for the Fund’s Class K shares; Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI Index captures large to mid-cap representation across 23 Developed Markets countries1 (as determined by MSCI) (including the United States) and 23 Emerging Markets countries1 (as determined by MSCI). The index covers approximately 85% of the global equity opportunity set. The Bloomberg U.S. Aggregate Bond Index is a measure of the performance of the U.S. dollar denominated investment grade bond market. The 70/30 Blended index is a blend of 70% MSCI ACWI Index and 30% Bloomberg U.S. Aggregate Bond Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2023	1 Year	3 Years*	Since Inception*	Inception Date
Class I	6.13%	6.37%	6.21%	7/26/2018
Class K	6.32%	6.49%	6.32%	7/26/2018
MSCI ACWI Index	16.53%	10.99%	7.49%	7/26/2018
Bloomberg U.S. Aggregate Bond Index	-0.94%	-3.96%	0.80%	7/26/2018
70/30 Blended Index	11.20%	6.50%	5.74%	7/26/2018

*	The performance figures for Class I and Class K include the performance of the Predecessor Fund prior to October 13, 2021.

[1]	Developed Market Countries include: Australia, Austria, Belguim, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. Emerging Market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 323-8200.

Abraham Fortress Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited) - Continued

Gross and net expense ratios for Class I shares were 1.42% and 0.75%, respectively, and for Class K shares were 1.32% and 0.65%, respectively, which were the amounts stated in the current prospectus dated September 30, 2022. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 0.75%, and 0.65% of the average daily net assets of the Class I shares and Class K shares, respectively. This agreement is in effect until October 31, 2023, and it may be terminated before that date by the Trust’s Board of Trustees or it may be terminated by the Advisor, subject to consent of the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2023

Number
of Shares		Value
	COMMON STOCKS — 32.7%[1]
	COMMUNICATIONS — 3.0%
318	Activision Blizzard, Inc.*	$26,807
5,440	Alphabet, Inc. - Class A*	651,168
2,912	AT&T, Inc.	46,446
17	Booking Holdings, Inc.*	45,906
83	Charter Communications, Inc. - Class A*	30,492
1,863	Comcast Corp. - Class A	77,408
1,134	Meta Platforms, Inc. - Class A*	325,435
181	Netflix, Inc.*	79,729
509	T-Mobile US, Inc.*	70,700
1,712	Verizon Communications, Inc.	63,669
741	Walt Disney Co.*	66,157
704	Warner Bros Discovery, Inc.*	8,828
		1,492,745
	CONSUMER DISCRETIONARY — 3.0%
4,140	Amazon.com, Inc.*	539,690
110	Aptiv PLC*[2]	11,230
8	AutoZone, Inc.*	19,947
11	Chipotle Mexican Grill, Inc.*	23,529
255	eBay, Inc.	11,396
1,629	Ford Motor Co.	24,647
592	General Motors Co.	22,827
426	Home Depot, Inc.	132,333
275	Lowe's Cos., Inc.	62,067
133	Marriott International, Inc. - Class A	24,431
305	McDonald's Corp.	91,015
645	NIKE, Inc. - Class B	71,189
27	O'Reilly Automotive, Inc.*	25,793
478	Starbucks Corp.	47,351
1,169	Tesla, Inc.*	306,009
486	TJX Cos., Inc.	41,208
		1,454,662
	CONSUMER STAPLES — 1.9%
749	Altria Group, Inc.	33,930
1,761	Coca-Cola Co.	106,047
344	Colgate-Palmolive Co.	26,502
77	Constellation Brands, Inc. - Class A	18,952
181	Costco Wholesale Corp.	97,447
94	Dollar General Corp.	15,959
147	Estee Lauder Cos., Inc. - Class A	28,868
137	Kimberly-Clark Corp.	18,914
499	Kraft Heinz Co.	17,715

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number
of Shares		Value
	COMMON STOCKS [1] (Continued)
	CONSUMER STAPLES (Continued)
569	Mondelez International, Inc. - Class A	$41,503
432	Monster Beverage Corp.*	24,814
564	PepsiCo, Inc.	104,464
635	Philip Morris International, Inc.	61,989
987	Procter & Gamble Co.	149,767
195	Target Corp.	25,720
352	Walgreens Boots Alliance, Inc.	10,028
1,131	Walmart, Inc.	177,771
		960,390
	ENERGY — 0.9%
786	Chevron Corp.	123,677
538	ConocoPhillips	55,742
239	EOG Resources, Inc.	27,351
1,726	Exxon Mobil Corp.	185,114
100	Pioneer Natural Resources Co.	20,718
572	Schlumberger N.V.[2]	28,097
		440,699
	FINANCIALS — 2.6%
316	American Express Co.	55,047
339	American International Group, Inc.	19,506
90	Aon PLC - Class A2	31,068
3,337	Bank of America Corp.	95,739
337	Bank of New York Mellon Corp.	15,003
913	Berkshire Hathaway, Inc. - Class B*	311,333
62	BlackRock, Inc.	42,851
174	Capital One Financial Corp.	19,030
771	Charles Schwab Corp.	43,700
176	Chubb Ltd.[2]	33,891
809	Citigroup, Inc.	37,246
147	CME Group, Inc.	27,238
142	Goldman Sachs Group, Inc.	45,801
230	Intercontinental Exchange, Inc.	26,008
1,205	JPMorgan Chase & Co.	175,255
206	Marsh & McLennan Cos., Inc.	38,745
343	MetLife, Inc.	19,390
732	Morgan Stanley	62,513
172	PNC Financial Services Group, Inc.	21,663
238	Progressive Corp.	31,504
92	T. Rowe Price Group, Inc.	10,306
544	Truist Financial Corp.	16,510
605	U.S. Bancorp	19,989

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number
of Shares		Value
	COMMON STOCKS [1] (Continued)
	FINANCIALS (Continued)
1,626	Wells Fargo & Co.	$69,398
		1,268,734
	HEALTH CARE — 3.8%
721	Abbott Laboratories	78,603
721	AbbVie, Inc.	97,140
123	Agilent Technologies, Inc.	14,791
32	Align Technology, Inc.*	11,316
230	Amgen, Inc.	51,064
204	Baxter International, Inc.	9,294
116	Becton Dickinson & Co.	30,625
581	Boston Scientific Corp.*	31,426
905	Bristol-Myers Squibb Co.	57,875
238	Centene Corp.*	16,053
135	Cigna Group	37,881
538	CVS Health Corp.	37,192
291	Danaher Corp.	69,840
160	Dexcom, Inc.*	20,562
255	Edwards Lifesciences Corp.*	24,054
99	Elevance Health, Inc.	43,985
390	Eli Lilly & Co.	182,902
23	Embecta Corp.	497
149	GE HealthCare Technologies, Inc.	12,105
511	Gilead Sciences, Inc.	39,383
127	HCA Healthcare, Inc.	38,542
52	Humana, Inc.	23,251
35	IDEXX Laboratories, Inc.*	17,578
64	Illumina, Inc.*	11,999
146	Intuitive Surgical, Inc.*	49,923
78	IQVIA Holdings, Inc.*	17,532
1,073	Johnson & Johnson	177,603
548	Medtronic PLC[2]	48,279
1,030	Merck & Co., Inc.	118,852
165	Moderna, Inc.*	20,047
2,288	Pfizer, Inc.	83,924
44	Regeneron Pharmaceuticals, Inc.*	31,616
154	Stryker Corp.	46,984
161	Thermo Fisher Scientific, Inc.	84,002
384	UnitedHealth Group, Inc.	184,566
104	Vertex Pharmaceuticals, Inc.*	36,599
193	Zoetis, Inc.	33,236
		1,891,121

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number		Value
of Shares	COMMON STOCKS [1] (Continued)
	INDUSTRIALS — 1.9%
235	3M Co.	$23,521
244	Amphenol Corp. - Class A	20,728
240	Boeing Co.*	50,678
353	Carrier Global Corp.	17,548
221	Caterpillar, Inc.	54,377
42	Cintas Corp.	20,877
904	CSX Corp.	30,826
125	Deere & Co.	50,649
163	Eaton Corp. PLC[2]	32,779
243	Emerson Electric Co.	21,965
108	FedEx Corp.	26,773
114	General Dynamics Corp.	24,527
448	General Electric Co.	49,213
281	Honeywell International, Inc.	58,308
128	Illinois Tool Works, Inc.	32,020
287	Johnson Controls International plc[2]	19,556
80	L3Harris Technologies, Inc.	15,662
112	Lockheed Martin Corp.	51,563
99	Norfolk Southern Corp.	22,449
65	Northrop Grumman Corp.	29,627
47	Old Dominion Freight Line, Inc.	17,378
610	Raytheon Technologies Corp.	59,756
129	Republic Services, Inc.	19,759
133	TE Connectivity Ltd.[2]	18,641
97	Trane Technologies PLC[2]	18,552
262	Union Pacific Corp.	53,610
354	United Parcel Service, Inc. - Class B	63,455
171	Waste Management, Inc.	29,655
		934,452
	MATERIALS — 0.4%
90	Air Products and Chemicals, Inc.	26,958
211	DuPont de Nemours, Inc.	15,074
117	Ecolab, Inc.	21,843
599	Freeport-McMoRan, Inc.	23,960
208	Linde PLC[2]	79,264
325	Newmont Corp.	13,864
107	Sherwin-Williams Co.	28,411
		209,374
	REAL ESTATE — 0.4%
186	American Tower Corp. - REIT	36,073
176	Crown Castle, Inc. - REIT	20,053

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number
of Shares		Value
	COMMON STOCKS [1] (Continued)
	REAL ESTATE (Continued)
119	Digital Realty Trust, Inc. - REIT	$13,551
37	Equinix, Inc. - REIT	29,006
302	Prologis, Inc. - REIT	37,034
71	Public Storage - REIT	20,724
134	Simon Property Group, Inc. - REIT	15,474
		171,915
	TECHNOLOGY — 9.7%
269	Accenture PLC - Class A2	83,008
194	Adobe, Inc.*	94,864
666	Advanced Micro Devices, Inc.*	75,864
214	Analog Devices, Inc.	41,689
6,689	Apple, Inc.	1,297,465
362	Applied Materials, Inc.	52,324
125	Arista Networks, Inc.*	20,258
90	Autodesk, Inc.*	18,415
172	Automatic Data Processing, Inc.	37,804
168	Broadcom, Inc.	145,728
113	Cadence Design Systems, Inc.*	26,501
1,720	Cisco Systems, Inc.	88,993
214	Cognizant Technology Solutions Corp. - Class A	13,970
248	Fidelity National Information Services, Inc.	13,566
269	Fiserv, Inc.*	33,934
335	Fortinet, Inc.*	25,323
1,658	Intel Corp.	55,444
366	International Business Machines Corp.	48,974
115	Intuit, Inc.	52,692
62	KLA Corp.	30,071
57	Lam Research Corp.	36,643
401	Mastercard, Inc. - Class A	157,713
226	Microchip Technology, Inc.	20,247
457	Micron Technology, Inc.	28,841
3,061	Microsoft Corp.	1,042,393
76	Moody's Corp.	26,427
69	Motorola Solutions, Inc.	20,236
34	MSCI, Inc.	15,956
1,019	NVIDIA Corp.	431,057
108	NXP Semiconductors N.V.[2]	22,105
1,089	Oracle Corp.	129,689
147	Paychex, Inc.	16,445
479	PayPal Holdings, Inc.*	31,964
457	QUALCOMM, Inc.	54,401
43	Roper Technologies, Inc.	20,674

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number
of Shares		Value
	COMMON STOCKS [1] (Continued)
	TECHNOLOGY (Continued)
144	S&P Global, Inc.	$57,728
402	Salesforce, Inc.*	84,927
81	ServiceNow, Inc.*	45,520
63	Synopsys, Inc.*	27,431
377	Texas Instruments, Inc.	67,868
888	Visa, Inc. - Class A	210,882
		4,806,034
	UTILITIES — 5.1%
2,283	Alliant Energy Corp.	119,812
1,565	Ameren Corp.	127,814
1,775	American Electric Power Co., Inc.	149,455
745	American Water Works Co., Inc.	106,349
1,315	Atmos Energy Corp.	152,987
2,144	CMS Energy Corp.	125,960
1,628	Consolidated Edison, Inc.	147,171
962	Constellation Energy Corp.	88,071
330	Dominion Energy, Inc.	17,091
1,158	DTE Energy Co.	127,403
314	Duke Energy Corp.	28,178
1,236	Entergy Corp.	120,349
2,031	Evergy, Inc.	118,651
1,522	Eversource Energy	107,940
2,888	Exelon Corp.	117,657
3,369	FirstEnergy Corp.	130,987
800	NextEra Energy, Inc.	59,360
4,624	PPL Corp.	122,351
2,100	Public Service Enterprise Group, Inc.	131,481
2,471	Southern Co.	173,588
1,438	WEC Energy Group, Inc.	126,889
2,043	Xcel Energy, Inc.	127,013
		2,526,557
	TOTAL COMMON STOCKS
	(Cost $16,820,611)	16,156,683

Principal
Amount
	U.S. TREASURY BILLS — 48.1%
	United States Treasury Bill
$200,000	4.610%, 7/20/2023[3,4,5]	199,527
1,500,000	4.830%, 11/9/2023[3,5]	1,472,028
5,600,000	5.070%, 11/16/2023[3,4,5]	5,490,246
10,400,000	5.170%, 11/30/2023[3,4,5]	10,174,871

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal
Amount		Value
	U.S. TREASURY BILLS (Continued)
$6,600,000	5.080%, 12/14/2023[3]	$6,442,748
	TOTAL U.S. TREASURY BILLS
	(Cost $23,780,181)	23,779,420
	U.S. TREASURY NOTES — 20.2%
	United States Treasury Note
3,000,000	0.875%, 11/15/2030	2,426,250
3,000,000	1.625%, 5/15/2031	2,548,359
3,000,000	1.375%, 11/15/2031	2,472,657
2,700,000	2.875%, 5/15/2032	2,502,141
	TOTAL U.S. TREASURY NOTES
	(Cost $10,276,566)	9,949,407
	SHORT-TERM INVESTMENTS — 0.0%
10	UMB Bank Demand Deposit, 0.01%[4,5,6]	10
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10)	10
	TOTAL INVESTMENTS — 101.0%
	(Cost $50,877,368)	49,885,520
	Liabilities in Excess of Other Assets — (1.0)%	(479,672)
	TOTAL NET ASSETS — 100.0%	$49,405,848

PLC	– Public Limited Company
REIT	– Real Estate Investment Trusts

*	Non-income producing security.
[1]	See additional notional stock exposure value via stock index futures on page 14.
[2]	Foreign security denominated in U.S. dollars.
[3]	The rate is the effective yield as of June 30, 2023.
[4]	All or a portion of this security is a holding of Abraham Fortress Fund, Ltd.
[5]	All or a portion of this security is segregated as collateral for derivatives. The market value of the securities pledged as collateral was $13,611,977, which represents 27.55% of total net assets of the Fund.
[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Commodity Futures
CMX Gold[1]	August 2023	25	$5,111,459	$4,823,500	$(287,959)

Index Futures
CME E-mini S&P 500	September 2023	22	4,867,299	4,937,075	69,776
NYF MSCI EAFE Index	September 2023	41	4,385,246	4,418,775	33,529
Total Long Contracts			$14,364,004	$14,179,350	$(184,654)

[1]	All or a portion of this security is a holding of Abraham Fortress Fund, Ltd.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS -Continued
As of June 30, 2023

SWAP CONTRACTS

(OTC) TOTAL RETURN SWAP

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Financing Rate[1]	Pay/Receive Frequency	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)

Deutsche Bank	Abraham Fortress dbSelect Index[2]	Receive	0.44% of Notional Value	Monthly	June 13, 2024	$29,055,344	(1,392,357)
TOTAL SWAP CONTRACTS							$(1,392,357)

[1]	Financing rate is based upon notional trading amounts at period end.
[2]	This investment is a holding of the Abraham Fortress Fund, Ltd. and is comprised of a proprietary basket of alternative programs investing in various futures contracts and forward foreign currency exchange contracts.

Total Return Swap Top Holdings^

FUTURES CONTRACTS

Description	Expiration Date	Number of Long Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Percentage of Custom Swap's Unrealized Appreciation (Depreciation)
ICE Brent Crude Monthly Future	October 2023	42	$3,124,784	$74,987	13.98%
NYB Sugar No.11 Future	February 2024	113	2,913,017	35,045	6.53%
NYM Light Sweet Crude Oil (WTI) Future	November 2023	37	2,633,894	80,179	14.94%
NYM Gasoline RBOB Future	July 2023	25	2,617,137	46,458	8.66%
KCB Hard Red Winter Wheat Future	December 2023	50	2,030,119	(13,316)	-2.48%
OSE 10 year Japanese Government Bond	September 2023	2	1,847,181	5,580	1.04%
EUX DAX Index Future	September 2023	3	1,445,852	439	0.08%
CBT E-mini Dow	September 2023	7	1,181,645	14,698	2.74%
CME E-Mini Nasdaq-100	September 2023	4	1,129,638	40,386	7.53%
CME E-Mini S&P 500	September 2023	5	1,081,336	21,804	4.06%
EUX EURO STOXX 50 Index Future	September 2023	20	965,332	17,289	3.22%
LIF FTSE 100 Index Future	September 2023	9	901,057	(5,232)	-0.98%
CME Lean Hog Future	August 2023	23	853,151	9,069	1.69%
OSE TOPIX Future	September 2023	5	825,188	26,230	4.89%
CME Live Cattle Future	December 2023	11	804,413	9,460	1.76%
CME CME E-Mini Russell 2000 Index	September 2023	8	734,543	6,887	1.28%
CMX Gold	August 2023	3	637,073	(22,835)	-4.26%
EOP CAC 40	July 2023	8	628,445	10,310	1.92%
NYM NY Harbour ULSD Future	July 2023	6	625,773	(475)	-0.09%
CME Live Cattle Future	October 2023	8	581,177	6,791	1.27%
SGX Mini Japanese Goverment Bond Future	September 2023	5	539,124	2,449	0.46%
EUX 10 year Italian Bond	September 2023	4	522,640	(166)	-0.03%
SGX FTSE Taiwan Index Future	July 2023	9	508,939	1,768	0.33%
SGX Nikkei 225 Index	September 2023	4	503,251	15,856	2.96%
CME GBP/USD	September 2023	6	458,701	2,275	0.42%
NYM Platinum	October 2023	7	333,285	(42,766)	-7.97%
CME Feeder Cattle Future	January 2024	2	292,517	4,360	0.81%
			30,719,212	347,530

Description	Expiration Date	Number of Short Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Percentage of Custom Swap's Unrealized Appreciation (Depreciation)
CME EUR/USD	September 2023	(30)	$(4,162,243)	$(41,154)	-7.67%
IFLL 3 Month SONIA Index	September 2024	(13)	(4,000,884)	21,590	4.02%
CME AUD/USD	September 2023	(55)	(3,668,069)	68,655	12.80%
LIF 3 month Euro (EURIBOR)	March 2024	(14)	(3,583,827)	13,182	2.46%
ICE Brent Crude Monthly Future	July 2023	(46)	(3,466,332)	(64,810)	-12.08%
NYM Light Sweet Crude Oil (WTI) Future	July 2023	(42)	(2,964,797)	(87,944)	-16.39%
CME SOFR 3month	June 2024	(12)	(2,858,406)	12,990	2.42%
CME JPY/USD	September 2023	(30)	(2,625,388)	88,155	16.43%
NYB Sugar No.11 Future	September 2023	(93)	(2,398,224)	(52,616)	-9.81%
NYM Gasoline RBOB Future	August 2023	(20)	(2,026,554)	(42,470)	-7.92%
KCB Hard Red Winter Wheat Future	September 2023	(39)	(1,592,161)	25,360	4.73%
LIF 3 month Euro (EURIBOR)	June 2024	(6)	(1,484,778)	4,678	0.87%
IFLL 3 Month SONIA Index	June 2024	(4)	(1,191,509)	13,772	2.57%
CBT 2 year US Treasury Notes	September 2023	(6)	(1,133,277)	9,320	1.74%
CME SOFR 3month	June 2025	(4)	(1,028,588)	3,727	0.69%
CME Lean Hog Future	October 2023	(32)	(995,641)	12,212	2.28%
CBT 10 year US Treasury Notes	September 2023	(9)	(967,127)	11,465	2.14%
SFE 3 year Australian Treasury Bond	September 2023	(14)	(953,531)	1,459	0.27%

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS -Continued
As of June 30, 2023

Description	Expiration Date	Number of Short Contracts	Notional Value	Unrealized Appreciation (Depreciation)	Percentage of Custom Swap's Unrealized Appreciation (Depreciation)
CBT 5 year US Treasury Notes	September 2023	(9)	(913,613)	9,327	1.74%
IFLL 3 Month SONIA Index	June 2025	(3)	(884,910)	7,909	1.47%
CME Live Cattle Future	August 2023	(13)	(873,271)	(12,256)	-2.28%
CME SOFR 3month	March 2025	(4)	(851,444)	3,551	0.66%
CME SOFR 3month	September 2024	(4)	(849,170)	4,175	0.78%
CME SOFR 3month	December 2024	(4)	(848,352)	4,205	0.78%
CME CHF/USD	September 2023	(6)	(840,277)	(5,780)	-1.08%
CME SOFR 3month	September 2025	(3)	(777,226)	2,835	0.53%
LIF 3 month Euro (EURIBOR)	December 2024	(3)	(764,914)	2,216	0.41%
EUX 2 year Euro-Schatz	September 2023	(7)	(761,124)	3,586	0.67%
IFLL 3 Month SONIA Index	September 2025	(2)	(742,872)	6,188	1.15%
IFLL 3 Month SONIA Index	March 2026	(2)	(740,201)	5,476	1.02%
CME SOFR 3month	March 2026	(3)	(737,529)	1,502	0.28%
LIF 3 month Euro (EURIBOR)	June 2025	(3)	(681,130)	1,012	0.19%
CME SOFR 3month	March 2027	(3)	(680,072)	480	0.09%
IFLL 3 Month SONIA Index	March 2025	(2)	(659,162)	3,628	0.68%
IFLL 3 Month SONIA Index	June 2026	(2)	(642,717)	3,157	0.59%
CBT 30 year US Treasury Bonds	September 2023	(5)	(577,927)	791	0.15%
LIF 3 month Euro (EURIBOR)	June 2026	(2)	(562,748)	(25)	0.00%
LIF Long Gilt Future	September 2023	(4)	(536,697)	293	0.05%
NYM NY Harbour ULSD Future	August 2023	(5)	(462,549)	(812)	-0.15%
CMX Gold	December 2023	(2)	(454,809)	21,989	4.10%
NYM Light Sweet Crude Oil (WTI) Future	August 2023	(6)	(450,883)	5,102	0.95%
HKG Hang Seng Index	July 2023	(3)	(421,219)	(1,388)	-0.26%
CME SOFR 3month	December 2025	(2)	(418,279)	1,281	0.24%
SFE 90 Day Bank Accepted Bill Future	March 2024	(3)	(417,008)	1,475	0.27%
MSE Three Month Canadian Bankers Acceptance Future	March 2024	(2)	(382,806)	826	0.15%
MSE Three Month Canadian Bankers Acceptance Future	December 2023	(2)	(341,048)	563	0.10%
IFLL 3 Month SONIA Index	December 2024	(1)	(336,867)	3,611	0.67%
IFLL 3 Month SONIA Index	December 2025	(1)	(334,483)	2,350	0.44%
CME SOFR 3month	June 2026	(1)	(329,920)	613	0.11%
LIF White Sugar Future	September 2023	(10)	(325,685)	11,326	2.11%
SFE 10 year Australian Treasury Bond Future	September 2023	(4)	(324,846)	143	0.03%
NYM Henry Hub Natural Gas Future	October 2023	(10)	(313,359)	3,800	0.71%
MGE Hard Red Spring Wheat Future	September 2023	(7)	(308,938)	6,354	1.18%
LIF 3 month Euro (EURIBOR)	December 2025	(1)	(302,974)	213	0.04%
			(61,952,365)	97,287

FORWARD FOREIGN CURRENCY CONTRACTS

Settlement Date	Counterparty	Currency Units to Receive/(Deliver)	In Exchange For	Unrealized Appreciation (Depreciation)	Percentage of Custom Swap's Unrealized Appreciation (Depreciation)
9/20/2023	Deutsche Bank	(313,328) USD	246,358 GBP	39	0.01%

^	These investments are not direct holdings of the Fund. The holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED SUMMARY OF INVESTMENTS (Unaudited)

June 30, 2023

Percent of Total
Security Type/Industry	Net Assets
Common Stocks
Technology	9.7%
Utilities	5.1%
Health Care	3.8%
Communications	3.0%
Consumer Discretionary	3.0%
Financials	2.6%
Consumer Staples	1.9%
Industrials	1.9%
Energy	0.9%
Materials	0.4%
Real Estate	0.4%
Total Common Stocks	32.7%
U.S. Treasury Bills	48.1%
U.S. Treasury Notes	20.2%
Short-Term Investments	0.0%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023

Assets:
Investments, at value (cost $50,877,368)	$49,885,520
Cash	252,919
Cash deposited with brokers for open futures contracts	870,979
Cash held as collateral for open swap contract	6,302
Receivables:
Dividends and interest	35,103
Due from Advisor, net	5,597
Other prepaid expenses	28,068
Total Assets	51,084,488

Liabilities:
Unrealized depreciation on total return swap contract	1,392,357
Net unrealized depreciation on futures contracts	184,654
Payables:
Shareholder servicing fees (Note 6)	1,850
Fund administration and accounting fees	27,184
Transfer agent fees and expenses	9,081
Custody fees	4,743
Auditing fees	34,979
Legal fees	5,054
Trustees' deferred compensation (Note 3)	5,177
Chief Compliance Officer fees	2,702
Trustees' Fees payable	2,380
Printing and Postage	1,896
Accrued other expenses	6,583
Total liabilities	1,678,640

Net Assets	$49,405,848

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized	$51,353,997
Total accumulated earnings (deficit)	(1,948,149)
Net Assets	$49,405,848

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$23,857,368
Shares of beneficial interest issued and outstanding	2,493,021
Redemption price per share	$9.57

Class K Shares:
Net assets applicable to shares outstanding	$25,548,480
Shares of beneficial interest issued and outstanding	2,667,526
Redemption price per share	$9.58

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Investment Income:
Dividends (net of withholding tax of $60)	$260,350
Interest	1,243,626
Total investment income	1,503,976

Expenses:
Advisory fees	250,179
Shareholder servicing fees- Class I (Note 6)	20,772
Fund administration and accounting fees	139,065
Transfer agent fees and expenses	46,242
Custody fees	7,661
Registration fees	89,999
Auditing fees	42,480
Legal fees	27,881
Chief Compliance Officer fees	17,407
Offering cost expense	11,190
Trustees' fees and expenses	10,520
Shareholder reporting fees	7,828
Insurance fees	3,824
Miscellaneous	2,595
Total expenses	677,643
Advisory fees waived	(250,179)
Other expenses absorbed	(48,517)
Fees paid indirectly	(32,957)
Net expenses	345,990
Net investment income (loss)	1,157,986

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(759,975)
Purchased options contracts	(39,719)
Futures contracts	906,366
Swap contracts	3,429,040
Net realized gain (loss)	3,535,712
Net change in unrealized appreciation/depreciation on:
Investments	2,283,512
Futures contracts	(183,491)
Swap contracts	(3,731,008)
Purchased options contracts	(27,705)
Net change in unrealized appreciation/depreciation	(1,658,692)
Net realized and unrealized gain (loss)	1,877,020
Net Increase (Decrease) in Net Assets from Operations	$3,035,006

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2023	For the Period October 13, 2021* through June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,157,986	$59,195
Net realized gain (loss) on investments, futures contracts, swap contracts and purchased options contracts	3,535,712	83,667
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts and purchased options contracts	(1,658,692)	(910,168)
Net increase (decrease) in net assets resulting from operations	3,035,006	(767,306)

Distributions to Shareholders:
Distributions from distributable earnings:
Class I	(1,649,118)	(202,068)
Class K	(1,893,677)	(587,736)
Total distributions to shareholders	(3,542,795)	(789,804)

Capital Transactions:
Net proceeds from shares sold:
Class I	15,677,695	10,517,046
Class K	936,391	2,716,251
Cost of Shares issued in connection with reorganization of Predecessor Fund (Note 1)
Class I	-	11,339,731
Class K	-	34,576,420
Reinvestment of distributions:
Class I	1,645,160	202,052
Class K	1,892,098	587,363
Cost of shares redeemed:
Class I	(8,606,379)	(6,246,175)
Class K	(13,262,280)	(504,626)
Net increase (decrease) in net assets from capital transactions	(1,717,315)	53,188,062

Total increase (decrease) in net assets	(2,225,104)	51,630,952

Net Assets:
Beginning of period	51,630,952	-
End of period	$49,405,848	$51,630,952

Capital Share Transactions:
Shares sold:
Class I	1,627,205	1,041,214
Class K	99,927	267,739
Shares issued in connection with reorganization of Predecessor Fund (Note 1)
Class I	-	1,133,973
Class K	-	3,457,642
Shares reinvested:
Class I	188,019	19,965
Class K	216,240	58,040
Shares redeemed:
Class I	(899,805)	(617,550)
Class K	(1,382,745)	(49,317)
Net increase (decrease) in capital shares	(151,159)	5,311,706

*	Beginning of reporting period (See Note 1).

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2023	For the Period October 13, 2021* through June 30, 2022
Net asset value, beginning of period	$9.72	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.21	0.01
Net realized and unrealized gain (loss)	0.32	(0.13)
Total from investment operations	0.53	(0.12)

Less Distributions:
From net investment income	(0.68)	-
From net realized gain	-	(0.16)
Total distributions	(0.68)	(0.16)

Net asset value, end of period	$9.57	$9.72

Total return[2]	6.13%	(1.23)% [3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,857	$15,328

Ratio of expenses to average net assets
Before fees waived and absorbed	1.41%	1.42% [4]
After fees waived and absorbed	0.75%	0.75% [4]
Ratio of net investment income (loss) to average net assets
Before fees waived and absorbed	1.60%	(0.58%) [4]
After fees waived and absorbed	2.26%	0.09% [4]

Portfolio turnover rate[5]	54%	61% [3]

*	Beginning of reporting period (See Note 1).
[1]	Based on average shares outstanding for the period.
2	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3	Not Annualized.
[4]	Annualized.
[5]	Calculated at the Fund level.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class K

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2023	For the Period October 13, 2021* through June 30, 2022
Net asset value, beginning of period	$9.72	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.22	0.01
Net realized and unrealized gain (loss)	0.33	(0.13)
Total from investment operations	0.55	(0.12)

Less Distributions:
From net investment income	(0.69)	-
From net realized gain	-	(0.16)
Total distributions	(0.69)	(0.16)

Net asset value, end of period	$9.58	$9.72

Total return[2]	6.32%	(1.23)% [3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,548	$36,303

Ratio of expenses to average net assets
Before fees waived and absorbed	1.31%	1.32% [4]
After fees waived and absorbed	0.65%	0.65% [4]
Ratio of net investment income (loss) to average net assets
Before fees waived and absorbed	1.70%	(0.48%) [4]
After fees waived and absorbed	2.36%	0.19% [4]

Portfolio turnover rate[5]	54%	61% [3]

*	Beginning of reporting period (See Note 1).
[1]	Based on average shares outstanding for the period.
2	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not Annualized.
[4]	Annualized.
[5]	Calculated at the Fund level.

See accompanying Notes to Consolidated Financial Statements.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2023

Note 1 – Organization

Abraham Fortress Fund (the “Fund”) is organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is classified as a diversified Fund.

The Fund’s primary investment objective is to protect capital and achieve long-term capital appreciation. The Fund currently has two classes of shares, Class I and Class K. Class C shares have not yet commenced operations.

The Fund began reporting as a registered open-end management investment company on October 13, 2021 with a $45,916,151 transfer of shares of the Fund in exchange for the net assets of the Predecessor Fund, a Delaware statutory limited partnership. This exchange was nontaxable, whereby the Fund issued 1,133,973 Class I shares and 3,457,642 Class K shares for the net assets of the Predecessor Fund on October 13, 2021. Net assets with a fair market value of $45,916,151 (including net unrealized depreciation on securities and derivatives of $2,741,533) consisting of cash, interest receivable and securities and derivative instruments of the Predecessor Fund were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The inception date of the Predecessor Fund was July 26, 2018. From July 26, 2018 until October 12, 2021, the Predecessor Fund was regulated by the CFTC and NFA as a Commodity Pool, and over that entire time period, Abraham Trading Company (the “Advisor”) was the registered Commodity Pool Operator of the Predecessor Fund. The Advisor has been continuously registered with the CFTC and NFA as a Commodity Trading Advisor and Commodity Pool Operator since 1990. Cohen & Company, Ltd. served as the auditor of the Predecessor Fund from July 31, 2018 through October 12, 2021. After the conversion of the Predecessor Fund to a 40 Act open ended mutual fund on October 13, 2021, Cohen & Company, Ltd. has continued to serve as the auditor of the Fund. The Predecessor Fund was required to have audited financial statements, including the reporting of investments, filed annually with both the CFTC and NFA. UMB Fund Services (“UMBFS”) was the administrator of the Predecessor Fund prior to its conversion to the Fund, and currently UMBFS is the co-administrator of the Fund.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies.

(a) Consolidation of Subsidiary

The Fund may invest up to 25% of its total assets in its subsidiary, Abraham Fortress Fund Ltd. a wholly-owned and controlled subsidiary (the “Subsidiary”) formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Abraham Trading Company and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for derivative positions. The inception date of the Subsidiary was October 13, 2021. As of June 30, 2023, total assets of the Fund were $51,084,488, of which $9,911,232, or 19.40%, represented the Fund’s ownership of the shares of the Subsidiary.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operating during the reporting period. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date reported in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.

(a) Valuation of Investments

The Fund records investments at fair value. The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Financial derivative instruments, such as forward currency contracts, futures contracts, options contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

Forward currency contracts are generally categorized in Level 2. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Options contracts are carried at fair value using the primary exchange's closing (settlement) price and are generally categorized as Level 1. In the absence of a closing price, options contracts will be valued at the last bid or the mean between the last available bid and ask price, and categorized in Level 2.

The Fund’s total return swap contract tracks the performance of various underlying investment managers trading programs through a Deutsche Bank AG, London Branch proprietary index. The fair value of the total return swap contract is valued on each index business day as set out in the index description utilizing market data as of 4:15 pm London time and trade data as of 5:00 pm London time.

Please refer to Note 8 for more information on valuation.

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

(d) Futures Contracts

The Fund may use interest rate, foreign currency, index, commodity, and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The Fund may invest in futures contracts and options on futures contracts through the Subsidiary. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transactions and the Fund’s basis in the contract. Cash equal to the proceeds is settled in the broker account when the contracts are closed. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

Exposure to the commodities markets (including financial futures markets) through investments in futures may subject the Fund to greater volatility than cash market investments in securities. Prices of commodities and related contracts may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

(e) Swap Transactions

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels. The Partnership’s total return swap contract tracks the performance of various underlying investment managers trading programs through a Deutsche Bank AG, London Branch proprietary index. The fair value of the total return swap contract is valued on each index business day as set out in the index description utilizing market data as of 4:15 pm London time and trade data as of 5:00 pm London time.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index designed to replicate the aggregate returns of a trading strategy or basket of trading strategies). That is, one party agrees to pay another party the return on a security, basket of securities, or an index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

(f) Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund may invest in real estate investments trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

The Fund incurred offering costs of $39,829, which were amortized over a one-year period from October 13, 2021 through October 13, 2022. The Advisor paid all costs associated with the reorganization of the Predecessor Fund. Such costs are not subject to repayment by the Fund to the Advisor.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At June 30, 2023, such collateral is denoted in the Fund’s Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Also in conjunction with the use of futures contracts and swap contracts, the Fund, when appropriate, may utilize a segregated margin deposit account with the counterparty. At June 30, 2023, these segregated margin deposit accounts are denoted in the Fund’s Consolidated Statement of Assets and Liabilities.

(h) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and for the year ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(j) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 0.75% and 0.65% of the average daily net assets of the Fund’s Class I and Class K shares, respectively. This agreement is effective until October 31, 2023, and it may be terminated before that date by the Trust’s Board of Trustees on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This agreement may also be terminated by the Advisor with respect to the Fund, effective at the end of its then current term, without payment of any penalty upon at least sixty (60) days’ written notice prior to expense limitation period of the Fund, subject to the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld.

The Advisor is responsible for the Subsidiary’s day-to-day business pursuant to an advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services, under substantially the same terms, as are provided to the Fund. The Subsidiary advisory agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Advisor receives no compensation for the services it provides to the Subsidiary.

For the year ended June 30, 2023, the Advisor waived all of its advisory fees and reimbursed other expenses totaling $298,696 for the Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

2025	$212,462
2026	298,696
Total	$511,158

UMBFS serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2023, are reported on the Consolidated Statement of Operations. The terms of the Consolidated Fee Agreement between the Fund and UMBFS stipulate a contractual waiver of fees for the first two years of operations. For the year ended June 30, 2023, the fees waived were $20,277 of Fund administration and accounting fees, $7,726 of Transfer agent fees, and $4,755 of Custody fees. These amounts are shown as a reduction of expenses, “Fees paid indirectly” on Consolidated Statement of Operations.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2023, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations. A portion of the fees, $199, were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Consolidated Statement of Operations.

Employees of the Advisor, and other accounts under their control, constituted approximately 38% and 10% of the outstanding Class I Shares and Class K Shares, respectively of the Fund as of June 30, 2023.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Consolidated Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Consolidated Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2023, are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2023, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$50,877,407

Gross unrealized appreciation	$1,148,235
Gross unrealized depreciation	(2,140,122)

Net unrealized appreciation/(depreciation)	$(991,887)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to mark to market differences on derivative contracts and organizational expenses.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2023, permanent differences in book and tax accounting primarily due to the write-off of operating losses within the Cayman entity have been reclassified to paid-in capital and total accumulated earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Earnings/(Deficit)
$(170,380)	$170,380

As of June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$498,651
Undistributed long-term capital gains	-
Tax accumulated earnings	498,651

Accumulated capital and other losses	(1,454,913)
Unrealized appreciation/(depreciation) on investments	(991,887)
Total accumulated earnings/(deficit)	$(1,948,149)

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

Distributions paid from:	2023	2022
Ordinary income	$3,542,795	$308,866
Net long-term capital gains	-	480,938
Total distributions paid	$3,542,795	$789,804

At June 30, 2023, the Fund had accumulated capital loss carry forwards as follows:

Not subject to expiration:
Short-term	$874,962
Long-term	565,570
$1,440,532

Note 5 – Investment Transactions

For the year ended June 30, 2023, purchases and sales of investments, excluding short-term investments, futures contracts, and swap contracts, were $14,720,205 and $12,406,358, respectively. For the year ended June 30, 2023, purchases and sales of U.S. Treasury Notes, were $14,720,205 and $12,406,150, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2023, shareholder servicing fees incurred by the Fund are disclosed on the Consolidated Statement of Operations.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

FASB ASC 820, Fair Value Measurements defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks[1]	$16,156,683	$-	$-	$16,156,683
U.S. Treasury Bills	-	23,779,420	-	23,779,420
U.S. Treasury Notes	-	9,949,407	-	9,949,407
Short-Term Investments	10	-	-	10
Total Investments	16,156,693	33,728,827	-	49,885,520
Other Financial Instruments*
Futures Contracts	103,305	-	-	103,305
Total Assets	$16,259,998	$33,728,827	$-	$49,988,825

Liabilities
Other Financial Instruments*
Futures Contracts	$287,959	$-	$-	$287,959
Swap Contracts	-	1,392,357	-	1,392,357
Total Liabilities	$287,959	$1,392,357	$-	$1,680,316

[1]	For a detailed break-out of common stocks, please refer to Consolidated Schedule of Investments.
*	Other financial instruments are derivative instruments such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities during the year or at year end.

Note 9 – Derivatives and Hedging Disclosures

FASB ASC Topic 815, Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts, purchased options contracts and swap contracts during the year ended June 30, 2023.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Fund as of June 30, 2023 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Consolidated Statement of Asset and Liabilities Location	Value	Consolidated Statement of Asset and Liabilities Location	Value
Commodity Contracts	Unrealized appreciation on futures contracts	N/A	Unrealized depreciation on futures contracts	287,959
Commodity Contracts	Unrealized appreciation on futures contracts	N/A	Unrealized depreciation on futures contracts	N/A
Mixed: Commodity, interest rate, equity and foreign exchange contracts	Unrealized appreciation on total return swap contract	N/A	Unrealized depreciation on total return swap contract	1,392,357
Total		$103,305		$1,680,316

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

The effects of the Fund’s derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2023 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Futures Contracts	Swap contracts	Purchased Options Contracts	Total
Commodity contracts	$161,637	$-	$-	$121,918
Currency contracts			(39,719)
Mixed: Commodity, interest rate, equity and foreign exchange contracts	-	3,429,040	-	3,429,040
Index contracts	744,729	-	-	744,729
Total	$906,366	$3,429,040	$(39,719)	$4,295,687

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Futures Contracts	Swap contracts	Purchased Options Contracts	Total
Commodity contracts	$(359,665)	$-	$-	$(359,665)
Index contracts	176,174	-		176,174
Mixed: Commodity, interest rate, equity and foreign exchange contracts	-	(3,731,008)	-	(3,731,008)
Currency contracts	-	-	(27,705)	(27,705)
Total	$(183,491)	$(3,731,008)	$(27,705)	$(3,942,204)

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

The quarterly average volumes of derivative instruments in the Fund for the year ended June 30, 2023 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Long futures contracts	$5,271,777
Index contracts	Long futures contracts	9,931,486
Currency contracts	Purchased Option Contracts	11,594	*
Mixed: Interest rate, equity and foreign exchange contracts	Swap contracts	32,851,073

*	Average fair value.

Note 10 - Disclosures about Offsetting Assets and Liabilities

FASB ASC Topic 210-20, Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for the Fund.

The Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued June 30, 2023

The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a net basis. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Consolidated Statement of Assets and Liabilities and net amounts are presented below:

					Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Location	Counterparty	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts Offset in Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on total return swap contract-asset	Deutsche Bank	$(1,392,357)	$-	$(1,392,357)	$1,392,357	$-	$-
Unrealized appreciation on futures contracts-asset	RJO’Brien	$103,305	$(103,305)	$-	$-	$-	$-
Unrealized depreciation on futures contracts-liability	RJO’Brien	$(287,959)	$103,305	$(184,654)	$-	$184,654	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invest and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 12- New Accounting Pronouncements

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the FASB issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Abraham Fortress Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Abraham Fortress Fund and Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Abraham Fortress Fund (the “Fund”), a series of Investment Managers Series Trust II, as of June 30, 2023, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets, the related notes, and the consolidated financial highlights for the year ended June 30, 2023 and for the period from October 13, 2021 (beginning of reporting period) through June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

August 25, 2023

Abraham Fortress Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the period ended June 30, 2023, 33.71% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the period ended June 30, 2023, 32.17% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 323-8200. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	Monachil Credit Income Fund, a closed- end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.

Abraham Fortress Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed- end investment company.
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1	Agility Multi- Asset Income Fund, Aspiriant Risk- Managed Real Asset Fund, Aspiriant Risk- Managed Capital Appreciation Fund, AFA Multi- Manager Credit Fund, The Optima Dynamic

Abraham Fortress Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Alternatives Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed- end investment company.

Abraham Fortress Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co- President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	1	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President – Compliance,Morgan Stanley Investment Management(2000–2009).	N/A	N/A

Abraham Fortress Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected. d The Trust is comprised of 50 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Abraham Fortress Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Class I shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/2023	6/30/2023	1/1/2023-6/30/2023
Class I	Actual Performance	$1,000.00	$1,088.70	$3.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	3.74
Class K	Actual Performance	1,000.00	1,088.60	3.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26

*	Expenses are equal to the Fund’s annualized expense ratios of 0.75% and 0.65% for Class I and Class K, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Abraham Fortress Fund

A series of Investment Managers Series Trust II

Investment Advisor

Abraham Trading Company

124 Main Street, Suite 200

Canadian, Texas 79014

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Abraham Fortress Fund – Class I	FORTX	46141T 166
Abraham Fortress Fund – Class K	FORKX	46141T 158

Privacy Principles of the Abraham Fortress Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Abraham Fortress Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 323-8200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (844) 323-8200 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 323-8200.

Abraham Fortress Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 323-8200

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-323-8200.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/23	FYE 06/30/22
Audit Fees	$26,000	$23,500
Audit-Related Fees	N/A	N/A
Tax Fees	$6,500	$6,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/23	FYE 06/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2023	FYE 06/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	09/08/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	09/08/23

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/08/23